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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 18, 2003


                           COMMISSION FILE NO. 1-6695
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                               JO-ANN STORES, INC.
             (Exact name of Registrant as specified in its charter)


                   OHIO                                 34-0720629
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation or organization)


     5555 DARROW ROAD, HUDSON, OHIO                        44236
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (330) 656-2600


                                       N/A

          (Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The information contained in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Furthermore, the information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

     On August 18, 2003, Jo-Ann Stores, Inc. issued a press release announcing, among other things, its earnings for the period ended August 2, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         JO-ANN STORES, INC.
                                         (Registrant)


Date: August 18, 2003                    By: /s/ Brian P. Carney
                                            -----------------------------------
                                         Name:  Brian P. Carney
                                         Title: Executive Vice President
                                                and Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number      Description

99.1                Press Release of Jo-Ann Stores, Inc., dated August 18, 2003.